UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 03, 2014 (Date of earliest event reported)
University General Health System (Exact name of registrant as specified in its charter)

TX (State or other jurisdiction of incorporation)	000-54064 (Commission File Number)	71-0822436 (IRS Employer Identification Number)

7501 Fannin St. (Address of principal executive offices)		77054 (Zip Code)
713-375-7100 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

UNIVERSITY GENERAL HEALTH SYSTEM TO HOST INVESTOR UPDATE CONFERENCE CALL ON TUESDAY, FEBRUARY 4, 2014

(d) Exhibits
            99.1       Press Release of University General Health System dated February 03, 2014

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 03, 2014	UNIVERSITY GENERAL HEALTH SYSTEM By: /s/ Don Sapaugh Don Sapaugh President

Exhibit Index
Exhibit No.	Description
99.1	Press Release of University General Health System dated February 03, 2014